TWO TOP REAL ESTATE EXECUTIVES
JOIN WILSHIRE'S MANAGEMENT TEAM
“SETTING THE STAGE FOR GROWTH”

Wilshire's transformation has begun.

We are thrilled to welcome two new senior executives to our management team:  Kevin B. Swill,   as President, Chief Operating Officer, Board Member and member of the our Company’s Strategic Planning Committee; and James M. Orphanides, as a member of our Board of Directors and Strategic Planning Committee.

Our goal is to grow Wilshire quickly yet prudently.  With Kevin and James vast experience and contacts, we are already evaluating a number of specific opportunities, including acquisitions and direct investments in real properties, and the purchase of potentially very lucrative commercial or residential real estate loans, alone or in partnership with others.  We expect our efforts to show positive results soon.

Kevin B. Swill, President, COO and Member of the Board of Directors

Kevin was President of Westminster Capital, the financing arm of The Kushner Companies, a multi-billion dollar real estate development and management company based in New York, and President of Kushner Properties, which oversees an eight-million square foot portfolio of office, retail and industrial properties in New York, New Jersey and Pennsylvania. Kevin completed more than $4 billion in debt and equity transactions in the past few years to support a variety of significant real estate transactions.  He is a member of the Real Estate Board of New York, National Association of Industrial Office Properties, Industrial, Office, Retail Business Association, and Board Member of the National Multi-housing Council.

James M. Orphanides, Member of the Board of Directors

James is former chairman, president and CEO and now Chairman Emeritus of First American Title Insurance Company of New York, the largest subsidiary of First American Title Insurance.  A veteran of more than 35 years in the title industry, James has been a member of the board of directors of CB Richard Ellis Realty Trust since 2006.  He is also a member of the New York Land Title Association, American Land Title Association, International Council of Shopping Centers (ICSC), Urban Land Institute (ULI) and Pension Real Estate Association (PREA).

FORWARD-LOOKING STATEMENT:
Any non-historical statements in this press release are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to several risks and uncertainties that could cause actual results to differ materially from such statements. The potential risks and uncertainties include, among others, general economic conditions, industry specific conditions and the possibility that Wilshire may be adversely affected by other economic, business, and/or competitive factors, as well as other risks and uncertainties disclosed in Wilshire's 2007 Annual Report on Form 10-K filed with the Securities and Exchange Commission.

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT:

In connection with its upcoming annual meeting, Wilshire will file a proxy statement with the Securities and Exchange Commission (the "SEC").  INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION.   Investors and security holders may obtain a free copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC's website at www.sec.gov.  Wilshire's security holders and other interested parties will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by directing a request by mail to the Company 1 Gateway Center, Newark, NJ 07102,  or by telephone to 201-420-2796.

Wilshire and its directors and officers may be deemed to be participants in the solicitation of proxies from the Company's stockholders with respect to the annual meeting.  Information about Wilshire's directors and officers and their ownership of the Company's Common Stock is set forth in Wilshire's proxy statements and Annual Reports on Form 10-K previously filed with the SEC, and will be set forth in the proxy statement relating to the annual meeting when the proxy statement becomes available.

Kevin B. Swill Named President, COO and a Board Member of
Wilshire Enterprises

NEWARK, N.J., December 8, 2008–Wilshire Enterprises, Inc. ("Wilshire" or the "Company") (Amex: WOC) today announced the appointment of Kevin B. Swill as President and Chief Operating Officer, and a member of the Company's Board of Directors and the Board's Strategic Planning Committee. Swill joins Wilshire after serving since 2001 as President of Westminster Capital, the financing arm of The Kushner Companies, a multi-billion dollar real estate development and management company based in New York, and President of Kushner Properties, which oversees an eight-million square foot portfolio of office, retail and industrial properties in New York, New Jersey and Pennsylvania.

Swill, 43 years old, has completed more than $4 billion in debt and equity transactions in the past few years to support a variety of significant real estate transactions, including the financing of more than 10,000 apartment units, the acquisition of a 1.5 million square foot super-regional mall in New Jersey, the acquisition of a headquarters office building in Chicago, the construction and management of a luxury hotel in New Jersey, and the acquisition of a 1.5 million square foot office/retail building in New York, one of the largest single building transactions in the city's history.

"With his extraordinary combination of directly relevant industry experience, intimate knowledge of the properties and people in the New York and New Jersey real estate markets, and well-established network of senior-level contacts in real estate finance, we expect Kevin to play a major role in helping Wilshire take advantage of the current turmoil in our industry to build long-term value for our shareholders," said Chairman and Chief Executive Officer Sherry Wilzig Izak.

Swill said, "I am excited by the challenge of transforming Wilshire into a significant industry player, and believe we have the operating platform and access to the additional resources we need to succeed. I already have launched a thorough review of Wilshire's portfolio, including rents, comp sets, capital expenditure budgets, and the economies in the areas surrounding Wilshire properties, with an eye to stabilizing our current business and establishing priorities to address new opportunities for the future."

In 2000, Swill was an Executive Director of Originations for CIBC World Markets, with responsibility for review and approval of real estate transactions for the Commercial Backed Securities market. Earlier, he was Senior Originator for the Northeastern United States at Deutsche Banc Mortgage Capital LLC, and Originator in the Conduit Group at Merrill Lynch Real Estate Investment Banking.

Swill was recognized as one of the Forty Under 40 by NJ Biz magazine in 2004, and was named Man of the Year by the Hebrew Academy for Special Children in 2005. He is a member of the Real Estate Board of New York, the National Association of Industrial Office Properties, the International Council of Shopping Centers, the Industrial, Office, Retail Business Association, and an Executive Board Member of the National Multi-housing Council.

About Wilshire Enterprises
Wilshire is engaged primarily in the ownership and management of real estate investments in Arizona, Texas and New Jersey. Wilshire’s portfolio of properties includes five rental apartment properties with 950 units, 11 condominium units, two office buildings and a retail/office center with approximately 200,000 square feet of office and retail space, and slightly more than 19 acres of land.

FORWARD-LOOKING STATEMENT:

Any non-historical statements in this press release are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to several risks and uncertainties that could cause actual results to differ materially from such statements. The potential risks and uncertainties include, among others, general economic conditions, industry specific conditions and the possibility that Wilshire may be adversely affected by other economic, business, and/or competitive factors, as well as other risks and uncertainties disclosed in Wilshire's 2007 Annual Report on Form 10-K and in its definitive proxy materials filed with the Securities and Exchange Commission.

Company Contact:	Sherry Wilzig Izak, Chairman, 201-420-2796
Agency Contact:	Neil Berkman, Berkman Associates, 310-826-5051

Former Chairman and CEO of First American Title Insurance Company
of New York Joins Wilshire Enterprises, Inc. Board of Directors

NEWARK, N.J., January 12, 2009 — Wilshire Enterprises, Inc. ("Wilshire" or the "Company") (Amex: WOC) announced today that James M. Orphanides, former chairman, president and CEO of First American Title Insurance Company of New York, the largest subsidiary of First American Title Insurance (NYSE: FAF), has been appointed to Wilshire's Board of Directors and will serve on the Nominating and Strategic Planning Committees. Orphanides replaces Ernest Wachtel, who has retired from Wilshire's seven-member Board after serving since 1970 and has been named Director Emeritus.

"With his outstanding reputation and extensive network of industry contacts built up over many years as a prominent real estate executive, Jim Orphanides is an exceptional addition to our Board. Jim's active involvement on our Board will be especially valuable as we work to improve the performance of our existing portfolio, and seek opportunities to invest in properties and loans, alone or in partnership with others, that offer the potential for attractive returns for our shareholders," said Sherry Wilzig Izak, Chairman and CEO. "We thank Ernie Wachtel for his many contributions to Wilshire over the years. We are pleased that Wilshire will continue to benefit from his wise advice and counsel as Director Emeritus."

Orphanides, 58 years old, joined First American in 1992, and has served as First American's chairman emeritus since his retirement in 2007. A veteran of more than 35 years in the title industry, Orphanides began his career in national sales and marketing positions with two large national title insurers. He became a principal with Preferred Land Title Services Inc., in 1982, and joined First American as executive vice president and director upon Preferred Title Services' acquisition by First American in 1992. He was appointed to the board of directors of the parent company in 1995.

Orphanides has been a member of the board of directors of CB Richard Ellis Realty Trust since 2006. He is a member of the New York Land Title Association, American Land Title Association, International Council of Shopping Centers (ICSC), Urban Land Institute (ULI) and Pension Real Estate Association (PREA). Orphanides also serves on the boards of the Foundation for Medical Evaluation and Early Detection, Seeds of Peace, the American Ballet Theater, and the Citizens Budget Commission, and is a member of the Lincoln Center Corporate Fund Leadership Committee.

About Wilshire Enterprises
Wilshire is engaged primarily in the ownership and management of real estate investments in Arizona, Texas and New Jersey. Wilshire's portfolio of properties includes five rental apartment properties with 950 units, 10 condominium units, two office buildings and a retail/office center with approximately 200,000 square feet of office and retail space, and slightly more than 19 acres of land.

FORWARD-LOOKING STATEMENT:
Any non-historical statements in this press release are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to several risks and uncertainties that could cause actual results to differ materially from such statements. The potential risks and uncertainties include, among others, general economic conditions, industry specific conditions and the possibility that Wilshire may be adversely affected by other economic, business, and/or competitive factors, as well as other risks and uncertainties disclosed in Wilshire's 2007 Annual Report on Form 10-K filed with the Securities and Exchange Commission.

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT:

In connection with its upcoming annual meeting, Wilshire will file a proxy statement with the Securities and Exchange Commission (the "SEC"). INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION . Investors and security holders may obtain a free copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC's website at www.sec.gov. Wilshire's security holders and other interested parties will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by directing a request by mail to the Company 1 Gateway Center, Newark, NJ 07102, or by telephone to 201-420-2796.

Wilshire and its directors and officers may be deemed to be participants in the solicitation of proxies from the Company's stockholders with respect to the annual meeting. Information about Wilshire's directors and officers and their ownership of the Company's Common Stock is set forth in Wilshire's proxy statements and Annual Reports on Form 10-K previously filed with the SEC, and will be set forth in the proxy statement relating to the annual meeting when the proxy statement becomes available.

Company Contact:    Sherry Wilzig Izak, Chairman, 201-420-2796
Agency Contact:       Neil Berkman, Berkman Associates, 310-826-5051